UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WCM Focused International Growth Fund
(Investor Class: WCMRX)
(Institutional Class: WCMIX)

WCM Focused Emerging Markets Fund
(Investor Class: WFEMX)
(Institutional Class: WCMEX)

WCM Focused Global Growth Fund
(Investor Class: WFGGX)
(Institutional Class: WCMGX)

WCM International Small Cap Growth Fund
(Institutional Class: WCMSX)

ANNUAL REPORT
APRIL 30, 2017

WCM Focused International Growth Fund
WCM Focused Emerging Markets Fund
WCM Focused Global Growth Fund
WCM International Small Cap Growth Fund
Each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedules of Investments	12
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	36
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	57
Supplemental Information	58
Expense Examples	65

This report and the financial statements contained herein are provided for the general information of the shareholders of the WCM Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus.

www.wcminvestfunds.com

281 Brooks Street Laguna Beach California 92651 949.380.0200 wcminvest.com
Dear Fellow Shareholders,

We believe that understanding (and periodically reviewing) the “how” and the “why” behind our investment approach serves the valuable function of guarding our temperament in the face of all the noise and fear that “the market” throws at us over time. To that end, and as is our habit, we are again starting this annual report by laying out some broad principles in letter form that aim to give you the basics of our philosophy, goals, strategies and limitations.

It starts with the philosophical underpinnings. First and foremost is the idea that if you desire to achieve a different result than the benchmark (and everyone else), you absolutely have to do something different. This may seem obvious, but surprisingly few are willing to take the career risk to actually do it.

Second, we observe that the best investors of history (among whom we aspire to be counted) think long term and partner with great businesses. Long-term thinking also means paying attention to where the world is going, recognizing that great people are critical to long-term success, and minimizing portfolio turnover.

Third, we are convinced that success—whether great investments, great businesses, or otherwise—is most often the result of recognizing and capitalizing on the few big ideas that really drive the opportunity. Said negatively, more and more data does not a better investor make. As evidence, ask yourself if the giant Wall Street firms with their armies of analysts are counted among the best investors of history.

Fourth, managing to wealth preservation—losing less in the down periods—is perhaps the surest path to long-term outperformance. Our shorthand is “winning by not losing.”

So, how does all that play out in the portfolios?

First is how it impacts portfolio construction. Thinking differently about building portfolios drives us to a focused, best ideas approach with roughly 30-to-40 holdings.

Partnering with great businesses for the long run (and still thinking differently) is the motive behind our “bottom-up” quest to find companies that enjoy a long growth runway and exhibit a strengthening competitive advantage. Further, that latter characteristic—almost by definition—causes two distinctives in construction: 1) our holdings tend to be high quality, historically profitable businesses, and 2) we tend to find more of those companies among large-cap growth stocks in the consumer, healthcare and tech sectors.

Taken together, these first two results (focus, quality businesses in growth sectors) translate into a portfolio construction difference that, in our opinion, explains a good portion of the strategies’ historical excess return.

In fact, we refer to this as our “structural advantage”. It’s based on our belief that growing global consumer prosperity (a large-scale trend that should play out for several decades) means that these growth sectors, which are presently under-represented in the broad-based global indices, have been becoming—and in the long run, we believe, will inexorably become—larger weights in those global benchmarks. It’s simply the idea that wealthier consumers will do just what you’d think: spend more on consumer goods, technology and healthcare. That’s where the growth is most likely to be. And that trend provides a natural, long-term tailwind (advantage) to our portfolio strategies.

But second (and most importantly), all four of those philosophical underpinnings support and inform our primary distinction, stock selection. The essential elements here are principally two: 1) competitive advantage dynamics (improving? deteriorating?), and 2) the role corporate culture plays in nurturing and sustaining that competitive advantage.

Then, with due respect to long-duration growth runways and valuation, a portfolio of these competitively-advantaged businesses is built using thoughtful, multi-factor diversification. This process, we believe, gives us the best chance of achieving our objective: long-term capital appreciation.

With that foundation laid, this note can proceed with some context regarding market conditions during the fiscal year ended 30 April 2017.

After a volatile and generally downward two-month period into June 2016 (culminating in the Brexit vote late that month), global equity markets rebounded modestly into the days just before the U.S. presidential election. Notable was the strength in emerging markets though the summer of 2016. Though non-U.S. markets experienced a brief dip right after the U.S. election was decided, by late November all global markets began a sustained rise that continued right through our fiscal year end.

Instances of heightened volatility and turmoil surrounded political events this last year, notably the two mentioned above. Inasmuch as pundits worldwide were surprised by both of the outcomes, the volatility was probably enhanced. In typical overreaction fashion, markets initially moved one way (e.g., the “reflation trade” in the U.S.) only to reverse course shortly thereafter. This was especially visible in the so-called “style” indices (i.e., value and growth styles). For one example, the MSCI ACWI ex USA Index witnessed its growth version leading the value version modestly for about the first five months of our fiscal year, followed by a roughly three-month period of lagging badly (around the U.S. election), and then another four-month period of leading again. As is usually the case, these multiple changes in leadership between “growth” and “value” stocks offer several moments of opportunity. Overall, we endured the volatility very well, with minimal portfolio turnover.

Still, in spite of fluctuations like those noted above, we believe that the substantive trends—growing global prosperity, the proliferation of technology, etc.—support the long-term advantage of large-cap growth companies with a global reach. Opportunities to buy those kinds of businesses need to be taken when they’re offered, and times like this are welcomed for that reason.

Now to the specifics of our funds.

The WCM Focused International Growth Fund (“FIG”; Institutional Class symbol WCMIX; Investor Class symbol WCMRX) logged a positive fiscal year, returning +15.38% / +15.11%, respectively, for the 12-month period ending April 30, 2017. The benchmark for FIG, the MSCI ACWI ex USA Index, returned 12.59% for the same period, so FIG outperformed by roughly 200 basis points (bps; one basis point equals 0.01%). Portfolio sector weights changed moderately: Discretionary and Staples were increased by about 5% and 3%, respectively. Technology and Health Care were reduced by about 4% each.

Despite those reductions, Technology remains our largest overweight at the end of the year, and Health Care is still second. Good stock selection, combined with the overweight, meant Technology was the largest contributor to returns for FIG.

Financials remains the largest underweight, with Telecom and Energy second and third largest. While sector allocation was a modest contributor to returns, good stock selection overall was responsible for the bulk of the year’s outperformance.

The WCM Focused Global Growth Fund (“FGG”; Institutional Class symbol WCMGX; Investor Class symbol WFGGX) completed another positive fiscal year, returning +14.35% / +14.40%, respectively, for the 12-month period ending April 30, 2017. The benchmark for FGG, the MSCI ACWI Index, rebounded sharply from a negative return last year to deliver +15.14% for this most recent fiscal year, so FGG was roughly 250 bps behind the benchmark for this fiscal year.

Portfolio sector weights changed moderately: Health Care and Financials each increased by roughly 4%, while Industrials and Technology were both reduced by approximately 3%. Even so, Technology remains our largest overweight relative to benchmark; Financials remains our largest underweight. From the allocation perspective, the overweight to Technology was a positive contributor to results, as was our modest underweights to both Telecom and Utilities. Stock selection overall detracted from results, and was poorest in Materials and Discretionary.

The WCM Focused Emerging Markets Fund (“FEM”; Institutional Class symbol WCMEX; Investor Class symbol WFEMX) completed its fiscal year with a positive return, up +9.79% / +9.71%, respectively, for the 12-month period ending April 30, 2017. The benchmark for FEM, the MSCI Emerging Markets Index, reversed last fiscal year’s very negative performance with a similarly positive return of +19.13% in this most recent fiscal year. That means FEM was about 1,000 bps behind its benchmark for the fiscal year.

Changes in sector weights include a reduction in Staples of about 11%, an increase in Technology of about 7%, and increases in Financials and Industrials of just over 3% each. Staples remains our largest overweight, followed by Health Care and Technology. Financials is by far our largest underweight, with Energy and Materials after that. For the second year in a row the Emerging Markets space was very volatile during the fund’s fiscal year, with rapid and significant rotations among leading sectors. For this most recently completed fiscal year, the major detractors to performance were first, stock selection in the Discretionary sector, and second, our overweights to Staples and Health Care, the two poorest performing sectors in the benchmark.

Finally, the WCM International Small Cap Growth Fund (“SIG”; Institutional Class symbol WCMSX) completed its fiscal year with a positive return of +14.88%. The benchmark for SIG, the MSCI ACWI ex USA Small Cap Index, returned +12.48% for the same period, so SIG was about 200 bps ahead of its benchmark.

During the fiscal year the sector weight in Industrials was increased by about 11%, while the weights in the Consumer sectors, Discretionary and Staples, were reduced by about 9% and 5%, respectively. The bulk of the outperformance was due first, to good stock selection, particularly in Health Care and Industrials, and second, to our underweight to Real Estate (worst performing sector in the benchmark) and our overweight to Technology (best sector in the benchmark).

Thank you for your confidence and trust,

WCM Investment Management
June 19, 2017

IMPORTANT INFORMATION

Foreign investments present risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. The Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The MSCI ACWI Index captures large and mid cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 833 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. One cannot invest directly in an index.

The views in this report were those of the Fund managers as of the date this report was printed, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

WCM Focused International Growth Fund
FUND PERFORMANCE at April 30, 2017 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World ex USA Index (MSCI ACWI ex USA). The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2017	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class shares	15.11%	6.47%	8.84%	8.13%	8/31/11
Institutional Class shares	15.38%	6.72%	9.11%	6.68%	5/31/11
MSCI ACWI ex USA Index	12.59%	0.83%	5.13%	2.42%	5/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Expense ratios for the Investor Class and Institutional Class shares were 1.29% and 1.04%, respectively, which were stated in the current prospectus dated September 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Emerging Markets Fund
FUND PERFORMANCE at April 30, 2017 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI Emerging Markets Index (MSCI EM). The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of the emerging markets. This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2017	1 Year	3 Years	Since Inception	Inception Date
Investor Class shares	9.71%	0.41%	0.99%	6/28/13
Institutional Class shares	9.79%	0.52%	1.13%	6/28/13
MSCI EM Index	19.13%	1.79%	3.35%	6/28/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 3.17% and 1.66%, respectively, and for the Institutional Class shares were 2.92% and 1.41%, respectively, which were stated in the current prospectus dated September 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until August 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

WCM Focused Emerging Markets Fund
FUND PERFORMANCE at April 30, 2017 (Unaudited)  - Continued

In addition to its contractual expense limitation agreement, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) for the Fund from May 1, 2016 through October 31, 2017. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Global Growth Fund
FUND PERFORMANCE at April 30, 2017 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI). The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI captures large to mid-cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. This index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2017	1 Year	3 Years	Since Inception	Inception Date
Investor Class shares	14.40%	9.60%	10.93%	6/28/13
Institutional Class shares	14.35%	9.73%	11.09%	6/28/13
MSCI ACWI	15.14%	5.29%	8.74%	6/28/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 2.16% and 1.51%, respectively, and the Institutional Class shares were 1.91% and 1.26%, respectively, which were stated in the current prospectus dated September 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until August 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

WCM Focused Global Growth Fund
FUND PERFORMANCE at April 30, 2017 (Unaudited) - Continued

In addition to its contractual expense limitation agreement, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) for the Fund from May 1, 2016 through April 30, 2017. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM International Small Cap Growth Fund
FUND PERFORMANCE at April 30, 2017 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World ex USA Small Cap Index (MSCI ACWI ex USA Small Cap). Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 large Developed Markets countries (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization set outside the U.S. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2017	1 Year	Since Inception	Inception Date
Institutional Class shares	14.88%	11.37%	11/30/15
MSCI ACWI ex USA Small Cap Index	12.48%	11.41%	11/30/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Institutional Class shares were 39.92% and 1.40%, respectively, which were stated in the current prospectus dated September 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% of the average daily net assets of the Institutional Class Shares of the Fund. This agreement is in effect until August 31, 2026 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2017

Number of Shares		Value

	COMMON STOCKS – 94.2%
	AUSTRALIA – 4.6%
1,746,216	CSL Ltd.	$173,314,063

	BERMUDA – 0.3%
241,755	Lazard Ltd. - Class A	10,380,960

	BRAZIL – 3.4%
18,020,241	Ambev S.A. - ADR	103,255,981
1,179,547	Raia Drogasil S.A.	25,065,513
		128,321,494
	CANADA – 3.7%
903,405	Canadian Pacific Railway Ltd.	138,446,816
6,708	Constellation Software, Inc.	3,067,911
		141,514,727
	CHINA – 9.0%
12,870,600	AIA Group Ltd.	89,103,390
2,267,415	Ctrip.com International Ltd. - ADR*	114,527,132
4,367,410	Tencent Holdings Ltd.	136,664,043
		340,294,565
	DENMARK – 7.9%
1,370,731	Chr Hansen Holding A/S	92,381,765
1,359,296	Coloplast A/S - Class B	116,355,244
2,104,683	Novozymes A/S	90,927,681
		299,664,690
	FRANCE – 8.1%
736,351	Essilor International S.A.	95,412,801
182,519	Hermes International	87,322,816
503,813	LVMH Moet Hennessy Louis Vuitton S.E.	124,306,802
		307,042,419
	GERMANY – 2.3%
444,363	adidas A.G.	89,017,817

	INDIA – 3.2%
1,514,469	HDFC Bank Ltd. - ADR	120,566,877

	IRELAND – 5.7%
1,131,356	Accenture PLC - Class A	137,233,483
912,211	ICON PLC*	77,072,707
		214,306,190

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	ITALY – 2.0%
1,306,168	Luxottica Group S.p.A.	$75,695,139

	JAPAN – 5.3%
320,540	Keyence Corp.	128,819,843
1,165,250	Sysmex Corp.	70,871,451
		199,691,294
	MEXICO – 2.5%
42,165,123	Wal-Mart de Mexico S.A.B. de C.V.	95,191,988

	NETHERLANDS – 2.7%
920,708	Core Laboratories N.V.	102,032,860

	RUSSIA – 2.5%
3,526,373	Yandex N.V. - Class A*	96,128,928

	SOUTH KOREA – 1.9%
278,141	Amorepacific Corp.	71,374,613

	SPAIN – 1.5%
1,442,878	Industria de Diseno Textil S.A.	55,341,759

	SWEDEN – 2.0%
2,066,582	Atlas Copco A.B. - A Shares	77,275,463

	SWITZERLAND – 10.5%
1,150,501	Chubb Ltd.	157,906,262
1,808,823	Nestle S.A.	139,342,998
44,614	SGS S.A.	100,392,710
		397,641,970
	TAIWAN – 3.3%
3,828,065	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	126,594,109

	UNITED KINGDOM – 11.8%
7,214,156	Compass Group PLC	145,572,530
6,861,544	Experian PLC	147,432,994
1,682,792	Reckitt Benckiser Group PLC	154,984,250
		447,989,774
	TOTAL COMMON STOCKS (Cost $3,043,125,395)	3,569,381,699

	SHORT-TERM INVESTMENTS – 4.6%
173,280,841	Fidelity Investments Money Market Funds Government Portfolio – Institutional Class, 0.60%[1]	173,280,841

	TOTAL SHORT-TERM INVESTMENTS (Cost $173,280,841)	173,280,841

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Value

TOTAL INVESTMENTS – 98.8% (Cost $3,216,406,236)	$3,742,662,540
Other Assets in Excess of Liabilities – 1.2%	44,479,259

TOTAL NET ASSETS – 100.0%	$3,787,141,799

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Staples	18.0%
Consumer Discretionary	17.9%
Technology	14.5%
Health Care	14.1%
Financials	10.0%
Industrials	9.1%
Communications	5.5%
Energy	2.7%
Materials	2.4%
Total Common Stocks	94.2%
Short-Term Investments	4.6%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2017

Number of Shares		Value

	COMMON STOCKS – 96.9%
	ARGENTINA – 5.7%
6,633	MercadoLibre, Inc.	$1,518,360

	BRAZIL – 7.1%
101,552	Ambev S.A. - ADR	581,893
24,573	Embraer S.A. - ADR	471,802
39,130	Raia Drogasil S.A.	831,517
		1,885,212
	CHINA – 23.0%
78,756	AIA Group Ltd.	545,229
7,517	Alibaba Group Holding Ltd. - ADR*	868,214
90,574	ANTA Sports Products Ltd.	254,428
6,515	China Biologic Products, Inc.*	768,770
26,161	Ctrip.com International Ltd. - ADR*	1,321,392
8,059	JD.com, Inc. - ADR*	282,629
40,000	Shenzhou International Group Holdings Ltd.	263,293
50,290	Tencent Holdings Ltd.	1,573,664
104,000	TravelSky Technology Ltd. - Class H	274,092
		6,151,711
	INDIA – 11.5%
33,721	Asian Paints Ltd.	587,326
968	Eicher Motors Ltd.	392,256
23,310	Godrej Consumer Products Ltd.	631,504
14,817	HDFC Bank Ltd. - ADR	1,179,581
50,069	Vakrangee Ltd.	266,301
		3,056,968
	INDONESIA – 3.8%
4,223,495	Kalbe Farma Tbk P.T.	502,231
15,766	Telekomunikasi Indonesia Persero Tbk P.T. - ADR	516,337
		1,018,568
	LUXEMBOURG – 0.9%
6,435	Globant S.A.*	243,822

	MALAYSIA – 2.3%
435,800	IHH Healthcare Bhd	620,420

	MEXICO – 8.6%
85,690	Banregio Grupo Financiero S.A.B. de C.V.	494,104
294,174	Becle S.A.B. de C.V.*	492,235
3,430	Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	649,642

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	MEXICO (Continued)
287,920	Wal-Mart de Mexico S.A.B. de C.V.	$650,008
		2,285,989
	PERU – 0.8%
1,459	Credicorp Ltd.	224,190

	PHILIPPINES – 3.5%
59,510	Security Bank Corp.	253,929
197,655	Universal Robina Corp.	680,185
		934,114
	POLAND – 2.2%
66,463	Eurocash S.A.	589,381

	RUSSIA – 5.2%
50,859	Yandex N.V. - Class A*	1,386,416

	SOUTH KOREA – 4.5%
1,983	Amorepacific Corp.	508,864
786	Hugel, Inc.*	321,888
2,394	Samsung Biologics Co., Ltd.*	368,178
		1,198,930
	SWITZERLAND – 2.4%
10,542	Luxoft Holding, Inc.*	649,914

	TAIWAN – 9.3%
23,171	Eclat Textile Co., Ltd.	253,821
71,000	PChome Online, Inc.	607,139
48,712	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,610,906
		2,471,866
	THAILAND – 1.8%
146,700	CP ALL PCL	258,708
57,900	Krungthai Card PCL	226,812
		485,520
	TURKEY – 1.8%
46,535	Coca-Cola Icecek A.S.	473,211

	UNITED ARAB EMIRATES – 1.6%
17,027	NMC Health PLC	438,190

	VIETNAM – 0.9%
37,310	Vietnam Dairy Products JSC	242,789

	TOTAL COMMON STOCKS (Cost $22,865,793)	25,875,571

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 3.8%
1,026,506	Fidelity Investments Money Market Funds Government Portfolio – Institutional Class, 0.60%[1]	$1,026,506

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,026,506)	1,026,506

	TOTAL INVESTMENTS – 100.7% (Cost $23,892,299)	26,902,077
	Liabilities in Excess of Other Assets – (0.7)%	(189,464)

	TOTAL NET ASSETS – 100.0%	$26,712,613

ADR – American Depository Receipt
PCL – Public Company Limited
PLC – Public Limited Company
JSC – Joint Stock Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund
SUMMARY OF INVESTMENTS
As of April 30, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Staples	22.2%
Technology	17.3%
Consumer Discretionary	15.2%
Communications	12.1%
Health Care	11.3%
Financials	10.9%
Industrials	5.7%
Materials	2.2%
Total Common Stocks	96.9%
Short-Term Investments	3.8%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2017

Number of Shares		Value

	COMMON STOCKS – 94.8%
	ARGENTINA – 3.4%
2,114	MercadoLibre, Inc.	$483,916

	CANADA – 3.2%
6,283	Canadian National Railway Co.	454,198

	CHINA – 8.5%
7,984	Ctrip.com International Ltd. - ADR*	403,272
102,000	Techtronic Industries Co., Ltd.	437,982
11,725	Tencent Holdings Ltd.	366,896
		1,208,150
	DENMARK – 2.4%
8,105	Novozymes A/S	350,157

	FRANCE – 2.0%
2,162	Essilor International S.A.	280,141

	INDIA – 3.2%
5,812	HDFC Bank Ltd. - ADR	462,693

	JAPAN – 2.8%
1,000	Keyence Corp.	401,884

	NETHERLANDS – 2.3%
3,005	Core Laboratories N.V.	333,014

	SWEDEN – 2.6%
9,858	Atlas Copco A.B. - A Shares	368,619

	SWITZERLAND – 5.4%
2,995	Chubb Ltd.	411,064
4,758	Nestle S.A.	366,533
		777,597
	TAIWAN – 2.9%
12,728	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	420,915

	UNITED KINGDOM – 3.4%
5,239	Reckitt Benckiser Group PLC	482,509

	UNITED STATES – 52.7%
583	Amazon.com, Inc.*	539,269
6,338	Amphenol Corp. - Class A	458,301
17,264	Boston Scientific Corp.*	455,424
8,142	Brown-Forman Corp. - Class B	385,279

WCM Focused Global Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
6,443	Cerner Corp.*	$417,184
6,849	Charles Schwab Corp.	266,084
2,419	Cooper Cos., Inc.	484,598
2,108	Costco Wholesale Corp.	374,212
4,269	Crown Castle International Corp. - REIT	403,847
3,411	Ecolab, Inc.	440,326
2,338	Edwards Lifesciences Corp.*	256,409
2,651	Facebook, Inc. - Class A*	398,313
2,831	First Republic Bank	261,754
5,148	Quintiles IMS Holdings, Inc.*	433,874
5,071	Schlumberger Ltd.	368,104
3,993	Tractor Supply Co.	247,207
1,819	Tyler Technologies, Inc.*	297,570
10,571	Under Armour, Inc. - Class C*	205,183
4,625	Verisk Analytics, Inc. - Class A*	382,996
4,890	Visa, Inc. - Class A	446,066
		7,522,000
	TOTAL COMMON STOCKS (Cost $12,564,555)	13,545,793

	SHORT-TERM INVESTMENTS – 5.1%
727,067	Fidelity Investments Money Market Funds Government Portfolio – Institutional Class, 0.60%[1]	727,067

	TOTAL SHORT-TERM INVESTMENTS (Cost $727,067)	727,067

	TOTAL INVESTMENTS – 99.9% (Cost $13,291,622)	14,272,860
	Other Assets in Excess of Liabilities – 0.1%	12,728

	TOTAL NET ASSETS – 100.0%	$14,285,588

ADR – American Depository Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	16.5%
Financials	15.8%
Health Care	13.4%
Technology	13.2%
Industrials	11.8%
Consumer Staples	11.2%
Communications	5.6%
Energy	4.9%
Materials	2.4%
Total Common Stocks	94.8%
Short-Term Investments	5.1%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM International Small Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2017

Number of Shares		Value

	COMMON STOCKS – 97.9%
	AUSTRALIA – 4.1%
595	Domino's Pizza Enterprises Ltd.	$27,230
6,234	oOh!media Ltd.	21,006
507	REA Group Ltd.	23,344
		71,580
	BRAZIL – 3.2%
4,700	Embraer S.A.	22,744
1,600	Raia Drogasil S.A.	34,000
		56,744
	CANADA – 2.6%
1,005	Canadian Western Bank	19,752
810	Ritchie Bros Auctioneers, Inc.	26,559
		46,311
	CHINA – 2.6%
207	China Biologic Products, Inc.*	24,426
11,000	Vitasoy International Holdings Ltd.	21,750
		46,176
	GERMANY – 10.5%
635	AURELIUS Equity Opportunities S.E. & Co. KGaA	31,335
206	Isra Vision A.G.	30,182
456	KION Group A.G.	30,892
429	Nemetschek S.E.	29,441
324	Sartorius A.G.	29,668
137	XING A.G.	32,064
		183,582
	INDIA – 3.0%
3,242	Syngene International Ltd.[1]	26,040
4,934	Vakrangee Ltd.	26,242
		52,282
	IRELAND – 2.5%
5,705	Greencore Group PLC	16,847
328	ICON PLC*	27,713
		44,560
	ITALY – 3.4%
367	Brembo S.p.A.	28,844
1,163	Interpump Group S.p.A.	30,849
		59,693

WCM International Small Cap Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN – 17.7%
550	Asahi Intecc Co., Ltd.	$24,423
785	Harmonic Drive Systems, Inc.	24,682
400	Hoshizaki Corp.	33,335
3,900	Infomart Corp.	23,405
630	M&A Capital Partners Co., Ltd.*	28,314
870	MonotaRO Co., Ltd.	28,291
1,200	Nihon M&A Center, Inc.	41,014
1,175	Pigeon Corp.	36,365
1,035	SMS Co., Ltd.	27,547
2,000	Start Today Co., Ltd.	42,700
		310,076
	JERSEY – 1.4%
2,922	Sanne Group PLC	24,656

	MALAYSIA – 3.0%
40,400	Karex Bhd	19,544
66,000	My EG Services Bhd	32,384
		51,928
	MEXICO – 3.2%
5,000	Banregio Grupo Financiero S.A.B. de C.V.	28,831
1,399	Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B	26,547
		55,378
	NETHERLANDS – 3.3%
858	Takeaway.com Holding B.V.*1	28,899
1,882	Wessanen	28,117
		57,016
	PHILIPPINES – 2.7%
17,300	Concepcion Industrial Corp.	25,639
5,140	Security Bank Corp.	21,933
		47,572
	SOUTH KOREA – 5.3%
1,168	DuzonBizon Co., Ltd.	27,919
85	Hugel, Inc.*	34,810
70	Medy-Tox, Inc.	30,771
		93,500
	SWEDEN – 7.6%
2,891	Hexpol A.B.	32,134
1,154	Indutrade A.B.	27,269
507	Probi A.B.	25,444
1,021	RaySearch Laboratories A.B.	25,590

WCM International Small Cap Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWEDEN (Continued)
389	Vitrolife A.B.	$22,179
		132,616
	SWITZERLAND – 3.9%
31	dormakaba Holding A.G.	26,560
487	Temenos Group A.G. *	42,166
		68,726
	TAIWAN – 3.0%
3,596	PChome Online, Inc.	30,750
4,667	Sunny Friend Environmental Technology Co., Ltd.	22,584
		53,334
	THAILAND – 1.2%
5,400	Krungthai Card PCL	21,154

	UNITED ARAB EMIRATES – 2.0%
1,329	NMC Health PLC	34,202

	UNITED KINGDOM – 10.5%
2,958	Abcam PLC	32,832
1,925	Diploma PLC	27,649
5,913	Domino's Pizza Group PLC	25,311
1,637	Halma PLC	22,326
3,047	Just Eat PLC*	22,771
429	Rightmove PLC	23,258
449	Spirax-Sarco Engineering PLC	30,240
		184,387
	VIETNAM – 1.2%
3,328	Vietnam Dairy Products JSC	21,656

	TOTAL COMMON STOCKS (Cost $1,487,047)	1,717,129

	SHORT-TERM INVESTMENTS – 5.2%
91,916	Fidelity Investments Money Market Funds Government Portfolio – Institutional Class, 0.60%[1]	91,916

	TOTAL SHORT-TERM INVESTMENTS (Cost $91,916)	91,916

WCM International Small Cap Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Value

TOTAL INVESTMENTS – 103.1% (Cost $1,578,963)	$1,809,045
Liabilities in Excess of Other Assets – (3.1)%	(53,727)

TOTAL NET ASSETS – 100.0%	$1,755,318

PCL – Public Company Limited
PLC – Public Limited Company
JSC – Joint Stock Company

*	Non-income producing security.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $54,939.

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM International Small Cap Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	24.8%
Health Care	17.8%
Consumer Discretionary	15.1%
Financials	12.1%
Consumer Staples	10.7%
Communications	8.8%
Technology	8.6%
Total Common Stocks	97.9%
Short-Term Investments	5.2%
Total Investments	103.1%
Liabilities in Excess of Other Assets	(3.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of April 30, 2017

	WCM Focused International Growth Fund	WCM Focused Emerging Markets Fund
Assets:
Investments, at cost	$3,216,406,236	$23,892,299
Investments, at value	$3,742,662,540	$26,902,077
Receivables:
Investment securities sold	54,734,653	-
Fund shares sold	3,743,239	1,000
Dividends and interest	9,525,961	18,318
Due from Advisor	-	24,942
Prepaid expenses	56,912	22,108
Total assets	3,810,723,305	26,968,445

Liabilities:
Payables:
Investment securities purchased	18,577,126	146,264
Fund shares redeemed	1,355,944	6,000
Advisory fees	2,523,445	-
Shareholder servicing fees (Note 7)	397,707	17,522
Distribution fees (Note 8)	24,096	1,342
Fund administration fees	261,568	7,693
Custody fees	96,997	10,354
Fund accounting fees	96,530	9,981
Transfer agent fees and expenses	67,885	7,988
Shareholder reporting fees	32,852	4,567
Auditing fees	17,683	17,304
Legal Fees	11,855	4,026
Chief Compliance Officer fees	3,183	2,311
Trustees' fees and expenses	289	846
Non-U.S. Taxes	-	14,306
Accrued other expenses	114,346	5,328
Total liabilities	23,581,506	255,832

Net Assets	$3,787,141,799	$26,712,613

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$3,249,028,169	$25,627,679
Accumulated net investment income (loss)	11,606,551	68,896
Accumulated net realized gain (loss) on investments and
foreign currency transactions	162,892	(1,979,628)
Net unrealized appreciation (depreciation) on:
Investments	526,256,304	2,995,472	*
Foreign currency translations	87,883	194
Net Assets	$3,787,141,799	$26,712,613

Maximum Offering Price per Share:
Investor Class:
Net assets applicable to shares outstanding	$122,224,981	$6,954,845
Shares of beneficial interest issued and outstanding	8,833,140	676,476
Net asset value, offering and redemption price per share	$13.84	$10.28

Institutional Class:
Net assets applicable to shares outstanding	$3,664,916,818	$19,757,768
Shares of beneficial interest issued and outstanding	263,903,630	1,914,809
Net asset value, offering and redemption price per share	$13.89	$10.32

*	Net of deferred non-U.S. taxes.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of April 30, 2017

	WCM Focused Global Growth Fund	WCM International Small Cap Growth Fund
Assets:
Investments, at cost	$13,291,622	$1,578,963
Investments, at value	$14,272,860	$1,809,045
Receivables:
Fund shares sold	2,482	-
Dividends and interest	32,889	2,904
Due from Advisor	21,471	19,129
Prepaid expenses	22,895	6,677
Total assets	14,352,597	1,837,755

Liabilities:
Payables:
Fund shares redeemed	922	-
Shareholder servicing fees (Note 7)	4,021	1,829
Distribution fees (Note 8)	507	-
Auditing fees	17,561	17,697
Fund accounting fees	11,705	12,674
Fund administration fees	9,117	2,882
Transfer agent fees and expenses	8,606	5,008
Legal Fees	3,885	2,595
Shareholder reporting fees	3,045	4,534
Trustees' fees and expenses	1,428	999
Chief Compliance Officer fees	1,178	970
Custody fees	499	5,302
Non-U.S. Taxes	-	829
Offering costs - Advisor	-	23,281
Accrued other expenses	4,535	3,837
Total liabilities	67,009	82,437

Net Assets	$14,285,588	$1,755,318

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$13,332,687	$1,525,524
Accumulated net investment income (loss)	55,809	(2,780)
Accumulated net realized gain (loss) on investments and
foreign currency transactions	(84,270)	3,328
Net unrealized appreciation (depreciation) on:
Investments	981,238	229,253 *
Foreign currency translations	124	(7)
Net Assets	$14,285,588	$1,755,318

Maximum Offering Price per Share:
Investor Class:
Net assets applicable to shares outstanding	$2,525,505	$-
Shares of beneficial interest issued and outstanding	194,303	-
Net asset value, offering and redemption price per share	$13.00	$-

Institutional Class:
Net assets applicable to shares outstanding	$11,760,083	$1,755,318
Shares of beneficial interest issued and outstanding	900,953	151,528
Net asset value, offering and redemption price per share	$13.05	$11.58

*	Net of deferred non-U.S. taxes.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2017

	WCM Focused International Growth Fund	WCM Focused Emerging Markets Fund
Investment Income:
Dividends (net of foreign withholding taxes of $4,895,720 and $27,853, respectively)	$48,202,305	$224,625
Interest	501,106	3,062
Total investment income	48,703,411	227,687

Expenses:
Advisory fees	24,584,425	203,742
Shareholder Servicing fees (Note 7)	1,794,339	25,523
Fund administration fees	1,562,446	43,193
Custody fees	580,644	39,381
Fund accounting fees	366,274	50,171
Transfer agent fees and expenses	264,844	31,320
Distribution fees (Note 8)	229,615	15,067
Miscellaneous	155,531	7,439
Registration fees	130,617	26,493
Shareholder reporting fees	91,285	5,125
Legal fees	38,039	13,336
Auditing fees	17,578	17,578
Trustees' fees and expenses	16,018	7,272
Insurance fees	6,073	1,020
Chief Compliance Officer fees	5,741	5,478

Total expenses	29,843,469	492,138
Advisory fees waived	-	(203,742)
Distribution fees waived	-	(15,067)
Other expenses absorbed	-	(273,329)
Net expenses	29,843,469	-
Net investment income	18,859,942	227,687

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	46,276,252	(746,269)	[1]
Foreign currency transactions	(236,808)	(31,757)
Net realized gain (loss) on investments and foreign currency transactions	46,039,444	(778,026)
Net change in unrealized appreciation/depreciation on:
Investments	395,487,756	2,521,653	[2]
Foreign currency translations	615	(103)
Net change in unrealized appreciation/depreciation	395,488,371	2,521,550
Net increase from payments by affiliates (Note 3)	-	-
Net realized and unrealized gain on investments and foreign currency	441,527,815	1,743,524

Net Increase in Net Assets from Operations	$460,387,757	$1,971,211

[1]	Net of non-U.S. taxes $7,176.
[2]	Net of non-U.S. taxes $14,306.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued
For the Year Ended April 30, 2017

	WCM Focused Global Growth Fund	WCM International Small Cap Growth Fund
Investment Income:
Dividends (net of foreign withholding taxes of $5,464 and $1,402, respectively)	$68,848	$15,425
Interest	1,720	191
Total investment income	70,568	15,616

Expenses:
Advisory fees	45,993	13,408
Fund accounting fees	43,208	61,812
Fund administration fees	42,724	35,478
Registration fees	40,155	31,188
Transfer agent fees and expenses	32,425	17,738
Custody fees	21,427	35,127
Auditing fees	17,578	17,697
Legal fees	16,269	15,565
Trustees' fees and expenses	7,272	6,747
Chief Compliance Officer fees	5,403	4,805
Shareholder reporting fees	4,527	3,604
Shareholder servicing fees (Note 7)	4,092	2,006
Distribution fees (Note 8)	4,053	-
Miscellaneous	2,546	5,339
Insurance	1,299	1,094
Offering costs	-	11,215

Total expenses	288,971	262,823
Advisory fees waived	(45,993)	(13,408)
Distribution fees waived	(4,053)	-
Other expenses absorbed	(238,925)	(230,666)
Net expenses	-	18,749
Net investment income (loss)	70,568	(3,133)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	(66,637)	7,575	[1]
Foreign currency transactions	(1,164)	(554)
Net realized gain (loss) on investments and foreign currency transactions	(67,801)	7,021
Net change in unrealized appreciation/depreciation on:
Investments	978,964	210,613	[2]
Foreign currency translations	(531)	(54)
Net change in unrealized appreciation/depreciation	978,433	210,559
Net increase from payments by affiliates (Note 3)	-	1,927
Net realized and unrealized gain on investments and foreign currency	910,632	219,507

Net Increase in Net Assets from Operations	$981,200	$216,374

[1]	Net of non-U.S. taxes $1,115.
[2]	Net of non-U.S. taxes $829.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused International Growth Fund

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$18,859,942	$9,911,134
Net realized gain on investments and foreign currency transactions	46,039,444	1,055,447
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	395,488,371	(22,388,957)
Net increase (decrease) in net assets resulting from operations	460,387,757	(11,422,376)

Distributions to Shareholders:
From net investment income:
Investor class	(279,893)	(21,782)
Institutional class	(13,720,383)	(5,028,504)
From net realized gain:
Investor class	(1,467,805)	(546,691)
Institutional class	(42,883,776)	(13,986,586)
Total distributions to shareholders	(58,351,857)	(19,583,563)

Capital Transactions:
Net proceeds from shares sold:
Investor class	69,859,082	40,070,241
Institutional class	1,410,854,540	1,357,660,011
Reinvestment of distributions:
Investor class	1,260,594	567,941
Institutional class	51,413,703	17,703,270
Cost of shares redeemed:
Investor class[1]	(24,134,311)	(46,487,960)
Institutional class[2]	(405,896,873)	(206,450,983)
Net increase in net assets from capital transactions	1,103,356,735	1,163,062,520

Total increase in net assets	1,505,392,635	1,132,056,581

Net Assets:
Beginning of period	2,281,749,164	1,149,692,583
End of period	$3,787,141,799	$2,281,749,164

Accumulated net investment income	$11,606,551	$7,383,322

Capital Share Transactions:
Shares sold:
Investor class	5,466,494	3,289,192
Institutional class	111,258,862	112,111,618
Shares reinvested:
Investor class	104,614	46,783
Institutional class	4,256,101	1,454,665
Shares redeemed:
Investor class	(1,930,757)	(3,884,083)
Institutional class	(32,103,248)	(17,120,877)
Net increase in capital share transactions	87,052,066	95,897,298

[1]	Net of redemption fees of $2,066 and $9,581, respectively.
[2]	Net of redemption fees of $42,456 and $18,568, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused Emerging Markets Fund

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$227,687	$107,243
Net realized loss on investments and foreign currency transactions	(778,026)	(866,885)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,521,550	444,117
Net increase (decrease) in net assets resulting from operations	1,971,211	(315,525)

Distributions to Shareholders:
From net investment income:
Investor class	(42,333)	(13,918)
Institutional class	(115,212)	(31,974)
Total distributions to shareholders	(157,545)	(45,892)

Capital Transactions:
Net proceeds from shares sold:
Investor class	1,014,510	1,113,138
Institutional class	10,309,974	4,172,013
Reinvestment of distributions:
Investor class	42,333	13,918
Institutional class	112,019	30,196
Cost of shares redeemed:
Investor class[1]	(352,747)	(543,558)
Institutional class	(2,887,283)	(1,541,390)
Net increase in net assets from capital transactions	8,238,806	3,244,317

Total increase in net assets	10,052,472	2,882,900

Net Assets:
Beginning of period	16,660,141	13,777,241
End of period	$26,712,613	$16,660,141

Accumulated net investment income	$68,896	$52,402

Capital Share Transactions:
Shares sold:
Investor class	107,516	125,546
Institutional class	1,062,102	460,484
Shares reinvested:
Investor class	4,719	1,573
Institutional class	12,447	3,400
Shares redeemed:
Investor class	(36,516)	(60,050)
Institutional class	(319,625)	(168,122)
Net increase in capital share transactions	830,643	362,831

[1]	Net of redemption fees of $1 and $0, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused Global Growth Fund

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$70,568	$73,366
Net realized gain (loss) on investments and foreign currency transactions	(67,801)	3,003,534
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	978,433	(60,110)
Net increase in net assets resulting from operations	981,200	3,016,790

Distributions to Shareholders:
From net investment income:
Investor class	(50,321)	-
Institutional class	(20,821)	-
From net realized gain:
Investor class	(246,765)	(1,233)
Institutional class	(101,557)	(172,063)
Total distributions to shareholders	(419,464)	(173,296)

Capital Transactions:
Net proceeds from shares sold:
Investor class	2,838,802	254,454
Institutional class	11,265,566	43,275,874
Reinvestment of distributions:
Investor class	297,086	1,233
Institutional class	66,586	172,063
Cost of shares redeemed:
Investor class[1]	(815,821)	(41,250)
Institutional class[2]	(659,034)	(1,803,995)
In-kind redemption:
Institutional class (Note 6)	-	(44,503,605)
Net increase (decrease) in net assets from capital transactions	12,993,185	(2,645,226)

Total increase in net assets	13,554,921	198,268

Net Assets:
Beginning of period	730,667	532,399
End of period	$14,285,588	$730,667

Accumulated net investment income	$55,809	$59,075

Capital Share Transactions:
Shares sold:
Investor class	208,590	20,686
Institutional class	917,287	3,581,890
Shares reinvested:
Investor class	25,028	96
Institutional class	5,586	13,380
Shares redeemed:
Investor class	(66,278)	(3,524)
Institutional class	(51,929)	(141,428)
In-kind redemption:
Institutional class (Note 6)	-	(3,456,516)
Net increase in capital share transactions	1,038,284	14,584

[1]	Net of redemption fees of $926 and $47, respectively.
[2]	Net of redemption fees of $1,245 and $0, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM International Small Cap Growth Fund

	For the Year Ended April 30, 2017	For the Period November 30, 2015* through April 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(3,133)	$(581)
Net realized gain (loss) on investments and foreign currency transactions	7,021	(9,340)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	210,559	18,687
Net increase from payments by affiliates (Note 3)	1,927	-
Net increase in net assets resulting from operations	216,374	8,766

Distributions to Shareholders:
From net investment income:
Institutional class	-	(3,438)
Total distributions to shareholders	-	(3,438)

Capital Transactions:
Net proceeds from shares sold:
Institutional class	915,178	615,000
Reinvestment of distributions:
Institutional class	-	3,438
Net increase in net assets from capital transactions	915,178	618,438

Total increase in net assets	1,131,552	623,766

Net Assets:
Beginning of period	623,766	-
End of period	$1,755,318	$623,766

Accumulated net investment loss	$(2,780)	$(4,556)

Capital Share Transactions:
Shares sold:
Institutional class	89,627	61,553
Shares reinvested:
Institutional class	-	348
Net increase in capital share transactions	89,627	61,901

*	Commencement of operations.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused International Growth Fund Investor Class

	For the Year Ended April 30, 2017		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013
Net asset value, beginning of period	$12.25		$12.76		$11.83		$10.84		$9.47
Income from Investment Operations:
Net investment income *	0.05		0.05		0.05		0.03		0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		(0.45)		0.92		1.04		1.39
Total from investment operations	1.82		(0.40)		0.97		1.07		1.43

Less Distributions:
From net investment income	(0.04)		-	[1]	-	[1]	-	[1]	(0.03)
From net realized gain	(0.19)		(0.11)		(0.04)		(0.08)		(0.03)
Total distributions	(0.23)		(0.11)		(0.04)		(0.08)		(0.06)

Redemption fee proceeds	-	[1]	-	[1]	-	[1]	-	[1]	-

Net asset value, end of period	$13.84		$12.25		$12.76		$11.83		$10.84

Total return[2]	15.11%		(3.11)%		8.23%		9.90%		15.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$122,225		$63,619		$73,267		$55,199		$12,873

Ratio of expenses to average net assets:
Before fees waived/recovered	1.27%		1.28%		1.29%		1.33%		1.40%
After fees waived/recovered	1.27%		1.28%		1.29%		1.33%		1.45%
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.41%		0.40%		0.38%		0.22%		0.44%
After fees waived/recovered	0.41%		0.40%		0.38%		0.22%		0.39%

Portfolio turnover rate	21%		26%		26%		36%		30%

*	Calculated based on average shares outstanding for the period.
[1]	Amount represents less than $0.01 per share.
[2]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor.  Returns shown  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused International Growth Fund Institutional Class

	For the Year Ended April 30, 2017		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013
Net asset value, beginning of period	$12.29		$12.81		$11.87		$10.88		$9.48
Income from Investment Operations:
Net investment income*	0.08		0.08		0.08		0.05		0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		(0.45)		0.93		1.05		1.40
Total from investment operations	1.85		(0.37)		1.01		1.10		1.46

Less Distributions:
From net investment income	(0.06)		(0.04)		(0.03)		(0.03)		(0.03)
From net realized gain	(0.19)		(0.11)		(0.04)		(0.08)		(0.03)
Total distributions	(0.25)		(0.15)		(0.07)		(0.11)		(0.06)

Redemption fee proceeds	-	[1]	-	[1]	-	[1]	-	[1]	-	[1]

Net asset value, end of period	$13.89		$12.29		$12.81		$11.87		$10.88

Total return[2]	15.38%		(2.91)%		8.51%		10.16%		15.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,664,917		$2,218,130		$1,076,426		$562,861		$304,517

Ratio of expenses to average net assets:
Before fees waived/recovered	1.02%		1.03%		1.04%		1.08%		1.15%
After fees waived/recovered	1.02%		1.03%		1.04%		1.08%		1.20%
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.66%		0.64%		0.63%		0.47%		0.69%
After fees waived/recovered	0.66%		0.64%		0.63%		0.47%		0.64%

Portfolio turnover rate	21%		26%		26%		36%		30%

*	Calculated based on average shares outstanding for the period.
[1]	Amount represents less than $0.01 per share.
[2]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Emerging Markets Fund Investor Class

	For the Year Ended April 30, 2017		For the Year Ended April 30, 2016	For the Year Ended April 30, 2015		For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$9.44		$9.83	$10.26		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.11		0.07	(0.03)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	0.80		(0.43)	(0.40)		0.32
Total from investment operations	0.91		(0.36)	(0.43)		0.26

Less Distributions:
From net investment income	(0.07)		(0.03)	-		-
From net realized gain	-		-	-	[2]	-
Total distributions	(0.07)		(0.03)	-		-

Redemption Fee Proceeds[1]	-	[2]	-	-		-

Net asset value, end of period	$10.28		$9.44	$9.83		$10.26

Total return[3]	9.71%		(3.69)%	(4.19)%		2.60%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,955		$5,671	$5,245		$114

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.59%		3.16%	4.74%		34.74%	[5]
After fees waived and expenses absorbed	0.00%		0.29%	1.65%		1.65%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.47)%		(2.10)%	(3.37)%		(33.77)%	[5]
After fees waived and expenses absorbed	1.12%		0.77%	(0.28)%		(0.68)%	[5]
Portfolio turnover rate	50%		49%	37%		19%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Emerging Markets Fund Institutional Class

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015		For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$9.47	$9.87	$10.28		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.11	0.07	-	[2]	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.81	(0.43)	(0.41)		0.32
Total from investment operations	0.92	(0.36)	(0.41)		0.28

Less Distributions:
From net investment income	(0.07)	(0.04)	-		-
From net realized gain	-	-	-	[2]	-
Total distributions	(0.07)	(0.04)	-		-

Net asset value, end of period	$10.32	$9.47	$9.87		$10.28

Total return[3]	9.79%	(3.65)%	(3.99)%		2.80%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,758	$10,989	$8,532		$1,220

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.34%	2.91%	4.49%		34.49%	[5]
After fees waived and expenses absorbed	0.00%	0.24%	1.40%		1.40%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.22)%	(1.85)%	(3.12)%		(33.52)%	[5]
After fees waived and expenses absorbed	1.12%	0.82%	(0.03)%		(0.43)%	[5]
Portfolio turnover rate	50%	49%	37%		19%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Global Growth Fund Investor Class

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$12.80	$12.54		$11.31	$10.00
Income from Investment Operations:
Net investment income [1]	0.17	0.02		0.01	-	[2]
Net realized and unrealized gain on investments and foreign currency	1.52	0.29		1.37	1.30
Total from investment operations	1.69	0.31		1.38	1.30

Less Distributions:
From net investment income	(0.25)	-		-	-
From net realized gain	(1.25)	(0.05)		(0.15)	-
Total distributions	(1.50)	(0.05)		(0.15)	-

Redemption fee proceeds[1]	0.01	-	[2]	-	0.01

Net asset value, end of period	$13.00	$12.80		$12.54	$11.31

Total return[3]	14.40%	2.45%		12.33%	13.10%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,526	$345		$122	$119

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	5.52%	2.28%		64.67%	119.39%	[5]
After fees waived and expenses absorbed	0.00%	0.83%		1.50%	1.50%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(4.22)%	(1.28)%		(63.12)%	(117.84)%	[5]
After fees waived and expenses absorbed	1.30%	0.17%		0.05%	0.05%	[5]
Portfolio turnover rate	46%	233%		42%	97%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Global Growth Fund Institutional Class

	For the Year Ended April 30, 2017		For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$12.85		$12.57	$11.33	$10.00
Income from Investment Operations:
Net investment income[1]	0.16		0.04	0.10	0.03
Net realized and unrealized gain on investments and foreign currency	1.55		0.29	1.31	1.30
Total from investment operations	1.71		0.33	1.41	1.33

Less Distributions:
From net investment income	(0.26)		-	(0.02)	-
From net realized gain	(1.25)		(0.05)	(0.15)	-
Total distributions	(1.51)		(0.05)	(0.17)	-

Redemption Fee Proceeds[1]	-	[2]	-	-	-

Net asset value, end of period	$13.05		$12.85	$12.57	$11.33

Total return[3]	14.35%		2.69%	12.53%	13.30%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,760		$386	$411	$57

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	5.27%		1.90%	64.42%	119.14%	[5]
After fees waived and expenses absorbed	0.00%		0.69%	1.25%	1.25%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(3.97)%		(0.90)%	(62.87)%	(117.59)%	[5]
After fees waived and expenses absorbed	1.30%		0.31%	0.30%	0.30%	[5]
Portfolio turnover rate	46%		233%	42%	97%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM International Small Cap Growth Fund

	For the Year Ended April 30, 2017		For the Period November 30, 2015* through April 30, 2016
Net asset value, beginning of period	$10.08		$10.00
Income from Investment Operations:
Net investment loss [1]	(0.02)		(0.01)
Net realized and unrealized gain on investments and foreign currency	1.51		0.15
Net increase from payments by affiliates (Note 3)	0.01		-
Total from investment operations	1.50		0.14

Less Distributions:
From net investment income	-		(0.06)
Total distributions	-		(0.06)

Net asset value, end of period	$11.58		$10.08

Total return[2]	14.88%	[5]	1.39%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,755		$624

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	19.60%		39.92%	[4]
After fees waived and expenses absorbed	1.40%		1.40%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(18.43)%		(38.75)%	[4]
After fees waived and expenses absorbed	(0.23)%		(0.23)%	[4]

Portfolio turnover rate	59%		18%	[3]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]	Payments by affiliates had impact of 0.10% to the total return.

See accompanying Notes to Financial Statements.

WCM Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2017

Note 1 – Organization
WCM Focused International Growth Fund (the ‘‘International Growth” or “International Growth Fund”), WCM Focused Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), WCM Focused Global Growth Fund (“Global Growth” or “Global Growth Fund”) and WCM International Small Cap Growth Fund (the ‘‘International Small Cap Growth”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The International Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The International Growth Fund commenced investment operations on May 31, 2011 with the Institutional Class shares. The Investor Class shares commenced operations on August 31, 2011.

The Emerging Markets Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The Emerging Markets Fund commenced investment operations on June 28, 2013.

The Global Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The Global Growth Fund commenced investment operations on June 28, 2013.

The International Small Cap Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers one class of shares, Institutional Class. The International Small Cap Growth Fund commenced investment operations on November 30, 2015.

 The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

(a) Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The International Small Cap Growth Fund incurred offering costs of approximately $19,205, which were being amortized over a one-year period from November 30, 2015 (commencement of operations).

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2014-2017 for the International Growth, Emerging Markets and Global Growth and the open years ended April 30, 2015-2017 for International Small Cap Growth, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Certain funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with WCM Investment Management (the “Advisor”). Under the terms of the Agreement, the International Growth Fund, Emerging Markets Fund, Global Growth Fund and International Small Cap Growth Fund pays a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until August 31, 2026, and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class:

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Investor Class†	Total Limit on Annual Operating Expenses Institutional Shares†
International Growth Fund	0.85%	1.50%	1.25%
Emerging Markets Fund	1.00%	1.65%	1.40%
Global Growth Fund	0.85%	1.50%	1.25%
International Small Cap Growth Fund	1.00%	-	1.40%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

In addition to its contractual expense limitation, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) of the Emerging Markets Fund from July 1, 2015, through October 31, 2017 and the Global Growth Fund from July 1, 2015 through October 4, 2015 and from May 1, 2016, through April 30, 2017. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period. Subsequently, the Advisor revised the voluntary expense limitation with respect to the Global Growth Fund. Effective October 5, 2015 through April 30, 2016, the Advisor agreed to voluntarily waive its fees and/or to reimburse the Global Growth Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.95% and 0.70% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

For the year ended April 30, 2017, the Advisor waived its advisory fees and absorbed other expenses totaling $492,138, $288,971 and $244,074 for the Emerging Markets Fund, Global Growth Fund and International Small Cap Growth Fund, respectively. The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor has voluntarily agreed not to seek recoupment of advisory fees waived of Fund expenses paid from the Emerging Markets Fund and Global Growth Fund during the period July 1, 2015, through April 30, 2017. For the period May 1, 2016 through April 30, 2017, the Advisor may recoup its advisory fees waived and absorbed other expenses totaling $0 and $0 for the Emerging Markets Fund and Global Growth Fund, respectively. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. At April 30, 2017, the amount of these potentially recoverable expenses was $304,691, $243,583 and $339,390 for the Emerging Markets Fund, Global Growth Fund and International Small Cap Growth Fund, respectively. The Advisor may recapture all or a portion of these amounts no later than April 30, of the years stated below:

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
2018	$258,999	$208,918	$-
2019	45,692	34,665	95,316
2020	-	-	244,074
Total	$304,691	$243,583	$339,390

The Advisor reimbursed International Small Cap Growth Fund $1,927 for losses from a trade error. This amount is reported on the Fund’s Statements of Operations under the caption “Net increase from payments by affiliates.” This reimbursement had no impact to the Fund’s total return.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended April 30, 2017, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for year ended April 30, 2017, are reported on the Statements of Operations.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

Note 4 – Federal Income Taxes
At April 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
Cost of investments	$3,216,758,741	$24,034,587	$13,315,174	$1,579,933

Gross unrealized appreciation	$559,885,426	$3,930,865	$1,187,021	$252,867
Gross unrealized depreciation	(33,981,627)	(1,063,375)	(229,335)	(23,755)
Net unrealized appreciation on investments	$525,903,799	$2,867,490	$957,686	$229,112

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net asset value per share. For the year ended April 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in-capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Undistributed Accumulated Net Investment Income/Loss	Accumulated Undistributed Net Realized Gain/Loss
International Growth Fund	$1,822	$(636,437)	$634,615
Emerging Markets Fund	$(387)	$(53,648)	$54,035
Global Growth Fund	$-	$(2,692)	$2,692
International Small Cap Growth Fund	$(7,103)	$4,909	$2,194

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

As of April 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
Undistributed ordinary income	$11,606,732	$68,896	$55,809	$-
Undistributed long-term capital gains	515,397	-	-	3,469
Tax accumulated earnings	12,122,129	68,896	55,809	3,469

Accumulated capital and other losses	-	(1,851,646)	(60,718)	(2,780)
Unrealized appreciation (depreciation) on foreign currency	87,702	194	124	(7)
Unrealized appreciation on investments	525,903,799	2,867,490	957,686	229,112
Total accumulated earnings	$538,113,630	$1,084,934	$952,901	$229,794

The tax character of the distributions paid during the fiscal years ended April 30, 2017 and April 30, 2016, for the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund were as follows:

	International Growth Fund		Emerging Markets Fund
Distributions paid from:	2017	2016	2017	2016
Ordinary Income	$14,000,276	$5,050,286	$157,545	$45,892
Net long-term capital gains	44,351,581	14,533,277	-	-
Total distributions paid	$58,351,857	$19,583,563	$157,545	$45,892

	Global Growth Fund		International Small Cap Growth Fund
Distributions paid from:	2017	2016	2017	2016
Ordinary Income	$394,718	$120,763	$-	$3,438
Net long-term capital gains	24,746	52,533	-	-
Total distributions paid	$419,464	$173,296	$-	$3,438

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

At April 30, 2017, the Funds had accumulated capital loss carryforwards as follows:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund

Not subject to expiration
Short-term	$-	$896,195	$-	$-
Long-term	-	955,451	-	-
Total	$-	$1,851,646	$-	$-

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of April 30, 2017, International Small Cap Growth Fund had $2,780 of qualified late-year ordinary losses, which are deferred until fiscal year 2018 for tax purposes.

As of April 30, 2017, the Global Growth Fund had $60,718 of post-October losses, which are deferred until fiscal year 2018 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended April 30, 2017 and for the year ended April 30, 2016, redemption fees were as follows:

	April 30, 2017	April 30, 2016
International Growth Fund	$44,522	$28,149
Emerging Markets Fund	1	-
Global Growth Fund	2,171	47
International Small Cap Growth Fund	-	-

Note 6 – Investment Transactions
For the year ended April 30, 2017, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and securities sold short, were as follows:

	Purchases	Sales
International Growth Fund	$1,562,441,774	$575,463,362
Emerging Markets Fund	17,636,259	9,885,799
Global Growth Fund	14,378,253	2,435,639
International Small Cap Growth Fund	1,630,898	761,403

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

In accordance with the Funds’ registration statement, the Funds may pay all or a portion of a shareholder’s redemption proceeds in liquid securities (from the Fund’s portfolio) with a market value equal to the redemption amount (an in-kind redemption) in lieu of cash. An in-kind redemption is allowed by the Funds’ registration statement in order to protect the interests of the Funds’ remaining shareholders. On April 1, 2016 and April 29, 2016, the Global Growth Fund had an in-kind redemption, whereby 2,897,019 and 559,497 shares were redeemed from the Fund. The Fund delivered investment securities with a fair value of $37,315,630 and $7,187,975 to this shareholder in lieu of cash. The fair market value of the investment securities delivered in this transaction are included in the Statements of Changes.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2017, for the International Growth Fund, Emerging Markets Fund, Global Growth Fund and International Small Cap Growth Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class shares do not pay any distribution fees.

For the year ended April 30, 2017, for the International Growth Fund, Emerging Markets Fund and Global Growth Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2017, in valuing the Funds’ assets carried at fair value:

International Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$3,569,381,699	$-	$-	$3,569,381,699
Short-Term Investments	173,280,841	-	-	173,280,841
Total Investments	$3,742,662,540	$-	$-	$3,742,662,540

*	The Fund did not hold any Level 2 or Level 3 securities at period end.
[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by country, please refer to the Schedule of Investments.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

Emerging Markets Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Argentina	$1,518,360	$-	$-	$1,518,360
Brazil	1,885,212	-	-	1,885,212
China	6,151,711	-	-	6,151,711
India	3,056,968	-	-	3,056,968
Indonesia	1,018,568	-	-	1,018,568
Luxembourg	243,822	-	-	243,822
Malaysia	620,420	-	-	620,420
Mexico	2,285,989	-	-	2,285,989
Peru	224,190	-	-	224,190
Philippines	-	934,114	-	934,114
Poland	589,381	-	-	589,381
Russia	1,386,416	-	-	1,386,416
South Korea	1,198,930	-	-	1,198,930
Switzerland	649,914	-	-	649,914
Taiwan	2,471,866	-	-	2,471,866
Thailand	226,812	258,708	-	485,520
Turkey	473,211	-	-	473,211
United Arab Emirates	438,190	-	-	438,190
Vietnam	242,789	-	-	242,789
Short-Term Investments	1,026,506	-	-	1,026,506
Total Investments	$25,709,255	$1,192,822	$-	$26,902,077

*	The Fund did not hold any Level 3 securities at period end.

Global Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$13,545,793	$-	$-	$13,545,793
Short-Term Investments	727,067	-	-	727,067
Total Investments	$14,272,860	$-	$-	$14,272,860

*	The Fund did not hold any Level 2 or Level 3 securities at period end.
[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

International Small Cap Growth Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Australia	$71,580	$-	$-	$71,580
Brazil	56,744	-	-	56,744
Canada	46,311	-	-	46,311
China	46,176	-	-	46,176
Germany	183,582	-	-	183,582
India	52,282	-	-	52,282
Ireland	44,560	-	-	44,560
Italy	59,693	-	-	59,693
Japan	310,076	-	-	310,076
Jersey	24,656	-	-	24,656
Malaysia	51,928	-	-	51,928
Mexico	55,378	-	-	55,378
Netherlands	57,016	-	-	57,016
Philippines	-	47,572	-	47,572
South Korea	93,500	-	-	93,500
Sweden	132,616	-	-	132,616
Switzerland	68,726	-	-	68,726
Taiwan	53,334	-	-	53,334
Thailand	-	21,154	-	21,154
United Arab Emirates	34,202	-	-	34,202
United Kingdom	184,387	-	-	184,387
Vietnam	21,656	-	-	21,656
Short-Term Investments	91,916	-	-	91,916
Total Investments	$1,740,319	$68,726	$-	$1,809,045

*	The Fund did not hold any Level 3 securities at period end.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

Transfers between Levels 1, 2, and 3 are recognized at the end of the reporting period. The following is a reconciliation of transfers between Levels for the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund from April 30, 2016 to April 30, 2017, represented by recognizing the April 30, 2017 market value of securities:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
Transfers into Level 1	$1,859,443,749	$5,120,001	$2,004,077	$743,350
Transfers out of Level 1	-	-	-	-
Net transfers in (out) of Level 1	$1,859,443,749	$5,120,001	$2,004,077	$743,350

Transfers into Level 2	$-	$-	$-	$-
Transfers out of Level 2	(1,859,443,749)	(5,120,001)	(2,004,077)	(743,350)
Net transfers in (out) of Level 2	$(1,859,443,749)	$(5,120,001)	$(2,004,077)	$(743,350)

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds. For the year ended April 30, 2017, the Funds did not enter into any forward contracts.

Note 12 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2017

Note 13 – Recently Issued Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Effective May 1, 2017 (the “Effective Date”), WCM Investment Management (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses for the WCM Focused Global Growth Fund, (excluding any taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses), by 0.10%, to 1.40% and 1.15% of the average daily net assets of the Fund's Investor Class and Institutional Class shares, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of WCM Funds

We have audited the accompanying statements of assets and liabilities of the WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund, and WCM International Small Cap Growth Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of April 30, 2017, and with respect to the WCM Focused International Growth Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, with respect to the WCM Focused Emerging Markets Fund and WCM Focused Global Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the period June 28, 2013 (commencement of operations) to April 30, 2014, with respect to WCM International Small Cap Growth Fund the related statement of operations for the year then ended, the statement of changes and financial highlights for the year then ended and for the period November 30, 2015 (commencement of operations) to April 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of April 30, 2017, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2017

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

For Federal income tax purposes, the International Growth Fund and the Global Growth Fund designates long-term capital gain dividends of $44,351,581 and $24,746, respectively, or amounts determined to be necessary, for the year ended April 30, 2017.

For the period ended April 30, 2017, 100.00%, 100.00%, 76.66%, and 0.00% of dividends paid from net investment income, including short-term capital gains from the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and the International Small Cap Growth Fund, respectively, are designated as qualified dividend income.

For the period ended April 30, 2017, 0.00%, 5.42%, 24.00%, and 0.00% of the dividends paid from net investment income, including short-term capital gains from the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund, respectively, are designated as dividends received deduction available to corporate shareholders.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Growth Fund designates $22,824,594 of income derived from foreign sources and $4,587,339 of foreign taxes paid or the amounts deemed necessary, for the year ended April 30, 2017.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the Emerging Markets Fund designates $202,050 of income derived from foreign sources and $28,011 of foreign taxes paid or the amounts deemed necessary, for the year ended April 30, 2017.

Of the ordinary income (including short-term capital gain) distributions made during the year ended April 30, 2017 the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock is:

	Foreign Source Income	Foreign Taxes Paid
International Growth Fund	$0.0837	$0.0168
Emerging Markets Fund	$0.0780	$0.0108

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 988-9801. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	4	None.

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	4	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 - 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
d
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM
Focused Global Growth Fund and WCM International Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on December 5-7, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and WCM Investment Management (the “Investment Advisor”) for an additional one-year term (from when it otherwise would expire) with respect to the following series of the Trust (each a “Fund”):

•	the WCM Focused Emerging Markets Fund (the “Emerging Markets Fund”),
•	the WCM Focused Global Growth Fund (the “Global Growth Fund”),
•	the WCM Focused International Growth Fund (the “International Growth Fund”), and
•	the WCM International Small Cap Growth Fund (the “International Small Cap Fund”).

In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its relevant fund universe (each a “Fund Universe”) for various periods ended September 30, 2016; and reports comparing the investment advisory fees and total expenses of each Fund with those of its Peer Group and Fund Universe.  The Board also received a memorandum from the legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund.  The materials they reviewed indicated the following:

WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM
Focused Global Growth Fund and WCM International Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•
The Emerging Markets Fund’s total return for the one-year period was above the return of the MSCI Emerging Markets Index, and above the median returns of the Peer Group and Diversified Emerging Markets Fund Universe.  The Fund’s annualized total return for the three-year period was above the Fund Universe median return and the MSCI Emerging Markets Index return, but slightly below the Peer Group median return by 0.67%.

•
The Global Growth Fund’s annualized total returns for the one- and three-year periods were above the MSCI All Country World Index returns, the World Stock Fund Universe median returns, and the Peer Group median returns.

•
The International Growth Fund’s annualized total returns for the one-, three-, and five-year periods were above the returns of the MSCI All Country World ex-U.S. Index and the median returns of the Peer Group and Foreign Large Growth Fund Universe.

•
The International Small Cap Fund’s total return for the nine-month period was above the return of the MSCI All Country World ex-U.S. Index, and above the median returns of the Peer Group and the Foreign Small/Mid Growth Fund Universe.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios
With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•
The Emerging Markets Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median and the Diversified Emerging Markets Fund Universe median.  The Board noted that the Fund’s advisory fee is the same as the fee the Investment Advisor charges to its institutional clients to manage separate account assets using the same strategy as the Fund.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group median and Fund Universe median by 0.13% and 0.14%, respectively.  The Board noted that the average net assets of the Fund were significantly smaller than the average net assets of funds in the Peer Group and Fund Universe.

•
The Global Growth Fund’s annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and World Stock Fund Universe medians by 0.05%.  The Trustees considered that the Fund’s advisory fee is lower than the fee the Investment Advisor charges to its institutional clients to manage separate account assets using the same strategy as the Fund.  The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.22% and 0.26%, respectively.  The Trustees noted that the Investment Advisor has voluntarily agreed to waive all fees and pay for all operating expenses of the Fund (subject to certain exceptions) through April 2017.  The Trustees also noted that the average net assets of the Fund were significantly smaller than the average net assets of funds in the Fund Universe.

WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM
Focused Global Growth Fund and WCM International Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•
The International Growth Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Foreign Large Growth Fund Universe medians by 0.065% and 0.0815%, respectively.  The Trustees considered the significant asset size of the Fund and observed that the Fund’s advisory fee is close to that of several other funds in the Peer Group that are similar in asset size to the Fund.  The Trustees also noted that the Investment Advisor had indicated it would consider implementing a fee breakpoint.  The Trustees noted that the Fund’s advisory fee is lower than the fee the Investment Advisor charges to its institutional clients to manage separate account assets using the same strategy as the Fund.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above both the Peer Group and Fund Universe medians by 0.06%.  The Trustees considered that the total expenses paid by the Fund are not within the highest quartile of total expenses of Peer Group funds, and that if the Investment Advisor were to implement an advisory fee breakpoint, the total expenses of the Fund would be reduced.

•
The International Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Foreign Small/Mid Growth Fund Universe medians.  The Trustees also considered that the Fund’s advisory fee is the same as the fee the Investment Advisor charges to its institutional clients to manage separate account assets using the same strategy as the Fund.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.10% and 0.15%, respectively.  The Trustees noted, however, that the average net assets of funds in the Peer Group and Fund Universe were significantly larger than the average net assets of the Fund.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to each Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended September 30, 2016, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the Emerging Markets Fund, Global Growth Fund, and International Small Cap Fund.  The Board determined that the Investment Advisor’s profitability with respect to the International Growth Fund was reasonable.

WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM
Focused Global Growth Fund and WCM International Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than the receipt of its investment advisory fees), including research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.  The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Emerging Markets Fund, Global Growth Fund, and International Small Cap Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.  With respect to the International Growth Fund, the Board noted that the Investment Advisor is monitoring the growth of the Fund’s assets and has indicated that it would consider fee breakpoints at appropriate levels.

Conclusions
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

WCM Funds
EXPENSE EXAMPLES
For the Six Months Ended April 30, 2017 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Focused International Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/16	4/30/17	11/1/16 – 4/30/17
Investor Class	Actual Performance	$ 1,000.00	$ 1,118.20	$ 6.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.47	6.39
Institutional Class	Actual Performance	1,000.00	1,119.20	5.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.14

*
Expenses are equal to the Fund’s annualized expense ratio of 1.28% and 1.03% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

WCM Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended April 30, 2017 (Unaudited)

Focused Emerging Markets Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/16	4/30/17	11/1/16 – 4/30/17
Investor Class	Actual Performance	$ 1,000.00	$ 1,053.60	$ -
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	-
Institutional Class	Actual Performance	1,000.00	1,053.40	-
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	-

*
Expenses are equal to the Fund’s annualized expense ratio of 0.00% and 0.00% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Focused Global Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/16	4/30/17	11/1/16 – 4/30/17
Investor Class	Actual Performance	$ 1,000.00	$ 1,094.40	$ 0.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	0.00
Institutional Class	Actual Performance	1,000.00	1,094.10	0.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	0.00

*
Expenses are equal to the Fund’s annualized expense ratio of 0.00% and 0.00% (including excise tax reimbursement from Advisor) for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

International Small Cap Growth Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	11/1/16	4/30/17	11/1/16 – 4/30/17
Actual Performance	$ 1,000.00	$ 1,080.20	$ 7.21
Hypothetical (5% annual return before expenses)	1,000.00	1,017.86	7.00

*
Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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WCM Focused International Growth Fund
WCM Focused Emerging Markets Fund
WCM Focused Global Growth Fund
WCM International Small Cap Growth Fund
 Each a series of Investment Managers Series Trust

Investment Advisor
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
WCM Focused International Growth Fund – Investor Class	WCMRX	461418 386
WCM Focused International Growth Fund – Institutional Class	WCMIX	461418 444
WCM Focused Emerging Markets Fund - Investor Class	WFEMX	46141P 842
WCM Focused Emerging Markets Fund - Institutional Class	WCMEX	46141P 834
WCM Focused Global Growth Fund - Investor Class	WFGGX	46141P 826
WCM Focused Global Growth Fund - Institutional Class	WCMGX	46141P 818
WCM International Small Cap Growth Fund – Institutional Class	WCMSX	46141Q 683

Privacy Principles of the WCM Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the WCM Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds (toll-free) at (888) 988-9801, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds (toll-free) at (888) 988-9801, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds (toll-free) at (888) 988-9801. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 988-9801 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

WCM Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 988-9801

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-988-9801

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2017	FYE 04/30/2016
Audit Fees	$ 59,550	$ 59,100
Audit-Related Fees	N/A	N/A
Tax Fees	$ 11,200	$ 11,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2017	FYE 04/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2017	FYE 04/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/07/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/07/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/07/2017